                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                     May 5, 1997
Commission File Number                                               333-18089

                   FIRST SECURITY AUTO GRANTOR TRUST 1997-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                    Utah
I.R.S. Employer Identification No.                                  36-7153652
Address of principal executive offices           79 South Main, P.O. Box 30006
                                                          Salt Lake City, Utah
Zip Code                                                            84130-0006
Registrant's telephone number, including area code              (801) 246-5165


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Feb. 26, 1996 through Mar. 25, 1997.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1997-A
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


[SIGNED]                                                  May 5, 1997
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer

EXHIBIT A

First Security Auto Grantor Trust 1997-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.
Trustee: Bankers Trust Company

February 26, 1997 Thru March 25, 1997
Distribution Date:  4-15-97

Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                                        12,960,185.75               45.2254
          Class B Amount                                                                            610,689.38               45.2262

(ii)  Interest Distribution
          Class A  Amount                                                                         1,504,484.49                5.2500
          Class B Amount                                                                             73,141.25                5.4167

(iii)  Yield Supplement Amount                                                                        2,491.08                0.0083

(iv)  Basic Servicing Fee                                                                           250,059.56                0.8333

(v)  Class A Certificate Balance (end of Collection Period)                                     273,608,288.10
     Class A Pool Factor (end of Collection Period)                                                  0.9547746
     Class B Certificate Balance (end of Collection Period)                                      12,892,310.62
     Class B Pool Factor (end of Collection Period)                                                  0.9547738

(vi)  Total Pool Balance (end of Collection Period)                                             286,500,598.72

(vii)  Realized Losses                                                                                    0.00

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                                        0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds               0.00
              Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                                     8,178,604.46
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers                             40,415.83
       or purchased by Servicers

